UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2014

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On September 8, 2014, Catalent, Inc. (“Catalent”) announced that Morgan Stanley and J.P. Morgan, as representatives of the underwriters of Catalent’s initial public offering, had exercised their option to purchase an additional 6,375,000 shares of Catalent’s common stock. The full text of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc. (Registrant)

Dated: September 8, 2014	By:	/s/ Matthew M. Walsh
	Name:	Matthew M. Walsh
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014